UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	October 31, 2020

Date of reporting period:	November 1, 2019 — April 30, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Short Duration Bond Fund

Semiannual report
4 | 30 | 20

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PARTX

Putnam
Short Duration Bond
Fund

Semiannual report
4 | 30 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

June 10, 2020

Dear Fellow Shareholder:

Financial markets worldwide continue to be challenged by volatility and economic uncertainty due to the COVID-19 pandemic. After considerable losses earlier in the year, equity markets rallied in April to recover partially from their steepest declines. Bond markets, which dealt with severe liquidity challenges, have in large part stabilized thanks to aggressive policy responses from central banks and governments worldwide.

It is still unclear what the costs will be and how long the effects of the COVID-19 pandemic will last, but history has shown that markets rebound from downturns over time. For investors, we believe the most important course of action is to remember your long-term goals and consult with your financial advisor. At Putnam, our investment professionals remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

We would like to take this opportunity to announce the arrival of Mona K. Sutphen to your fund’s Board of Trustees. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee, and we are pleased to welcome her.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before June 1, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

* The ICE BofA U.S. Treasury Bill-ICE BofA 1-3 Year U.S. Corporate Linked Benchmark represents performance of the ICE BofA U.S. Treasury Bill Index from the inception date of the fund, December 23, 2008, through May 31, 2018, and performance of the ICE BofA 1-3 Year U.S. Corporate Index from June 1, 2018, and thereafter.

† Source: Lipper, a Refinitiv company.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/20. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on page 14.

2 Short Duration Bond Fund

What was the market environment during the reporting period?

Global financial markets were largely mixed during the reporting period. At the end of 2019 and into January 2020, the environment was generally favorable for equities and fixed-income securities. The Federal Reserve cut its policy interest rate three times in 2019, which ended in a range between 1.50% and 1.75%. Trade tensions eased between China and the United States. However, in late February 2020, economic fallout from the coronavirus pandemic and the collapse in oil prices sent markets into a tailspin. This steep reversal in sentiment came at a time when many equity sectors were at all-time highs, corporate credit spreads were historically tight, and the housing market had appreciated significantly.

Investors braced for a potential global recession, as growth plummeted and stay-at-home orders took effect. A flight to safety pushed the yields on U.S. Treasuries lower. The 10-year Treasury yield plunged to an all-time low of 0.54% on March 9 and ended the period at 0.64%, after beginning 2020 at 1.88%. The market for corporate bonds — both high-yield and investment-grade credit — also deteriorated during the period.

Short Duration Bond Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 4/30/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Spreads on investment-grade bonds, or the risk premiums investors demand to hold these securities over U.S. Treasuries, widened during the period. The ICE BofA 1–3 Year U.S. Corporate Index — the fund’s benchmark — gained 1.10% for the period.

After cutting interest rates to near zero in mid-March, the Fed launched an unprecedented slate of bond-buying programs to help stabilize the markets. They purchased Treasury and agency mortgage-backed securities and launched a lending facility to support money market mutual funds. The Fed also started buying eligible corporate debt exchange-traded funds in mid-May and plans to roll out another facility designed to buy debt directly from issuers “in the near future.”  These actions taken by the Fed have supported the bond markets and, in turn, aided in the stabilization of spreads as we ended the period. Central banks across Europe, Asia, and other regions also announced emergency stimulus measures.

How did the fund perform during the period? What strategies influenced performance?

The fund underperformed the ICE BofA 1–3 Year U.S. Corporate Index, declining 0.55% during the period, compared with the benchmark return of 1.10%.

Mortgage credit strategies were the largest detractor from relative returns during the period. In sympathy with broader macro markets and other risky assets, commercial mortgage-backed securities [CMBS] sold off in March as market participants dealt with severe liquidity issues. They also re-evaluated the impact of social distancing and business closures on commercial real estate. Broadly, junior AAA-rated debt and interest-only [IO] securities fared better than seasoned mezzanine securities, even though all produced negative performance.

Prepayment strategies were also a meaningful detractor from returns. Weak performance in credit risk transfer [CRT] securities in March were primarily a result of declining market technicals amid significant liquidation in the market.

An underweight exposure to investment-grade corporate credit relative to the fund’s benchmark proved to be beneficial to relative returns, primarily as a result of significant spread widening in March. Spreads, as measured by the ICE BofA 1–3 Year U.S.

4 Short Duration Bond Fund

Corporate Index, widened 227 bps in the first quarter of 2020, to end at 266 bps.

How did the fund use derivatives?

The fund used interest rate swaps to hedge term structure risk, for yield curve positioning and to gain exposure to rates in various countries.

What is your near-term outlook for fixed-income markets?

Given the policy responses and significant actions by the Fed, we believe U.S. Treasury yields are likely to remain low across the curve for an extended period of time. We also believe interest rates in many developed economies may remain in a fairly narrow range. The U.S. economy has fallen into a recession — abruptly ending an 11-year expansion — as lockdowns hurt consumer spending, businesses, and travel. We believe the trough is likely in the second quarter of 2020. The recovery in the United States, once it comes, will likely be slow and halting, and punctuated by brief periods of faster growth, in our view.

We believe the Fed’s recent measures, including the money market liquidity facility and the corporate credit facilities, will

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/20. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Short Duration Bond Fund 5

continue to support the financial markets. The $2 trillion government rescue package — which includes loans and grants for corporations and small businesses, increased unemployment benefits for workers laid off, and direct payments to low- and middle-income individuals and families — is intended to help soothe some of the financial pain. Still, all these measures will take time to work their way through the economy.

What are the fund’s strategies going forward?

We have a favorable long-term outlook for investment-grade corporate bonds and some sectors within mortgage-backed securities. We plan to manage volatility using shorter maturities, and we expect to keep the portfolio conservatively positioned in corporate and mortgage credits. In corporate credit, we have a positive intermediate-term view of the fundamentals, which we believe are now matched with more attractive valuations.

Within mortgage credit, including the CMBS market, it is currently very difficult to assess the ultimate impact of COVID-19. We are analyzing the shock of the business interruption on each property type given the unique nature of their leases and the stability of their cash flows. We have found new opportunities in CMBS cash bonds rated AAA and AA [the Fed has announced plans to buy AAA-rated CMBS]. Additionally, we continue to find attractive opportunities in CMBS IO tranches, in both conduit and agency deals, including those of more recent vintages.

Within the residential mortgage-backed securities [RMBS] market, we expect a meaningful drop in home sales and mortgage originations, especially purchase loans, in the near term. While a significant amount of uncertainty remains, we are forecasting home prices to drop 5% year over year. With that said, we believe a strong monetary and fiscal policy response by policy makers, including forbearance plans, will help in avoiding a deep housing downturn, in our view. After their spreads widened substantially, we have found value in both AAA-AA rated RMBS re-performing loan [RPL] and

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Short Duration Bond Fund

non-qualified mortgage [non-QM] securities as well as legacy non-agency RMBS. We prefer senior securities backed by higher quality collateral and advantageous geographies, as well as those that demonstrate favorable credit characteristics in a variety of housing markets.

Thank you, Emily, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Short Duration Bond Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/23/08)
Before sales charge	1.67%	15.52%	1.45%	10.54%	2.02%	7.45%	2.42%	1.45%	–0.55%
After sales charge	1.47	12.92	1.22	8.06	1.56	5.03	1.65	–0.83	–2.79
Class B (12/23/08)
Before CDSC	1.48	13.69	1.29	9.41	1.81	6.70	2.18	1.14	–0.75
After CDSC	1.48	13.69	1.29	9.41	1.81	6.70	2.18	0.15	–1.73
Class C (12/23/08)
Before CDSC	1.01	7.21	0.70	6.47	1.26	4.99	1.64	0.59	–0.93
After CDSC	1.01	7.21	0.70	6.47	1.26	4.99	1.64	–0.40	–1.91
Class R (12/23/08)
Net asset value	1.41	12.68	1.20	9.09	1.75	6.58	2.15	1.20	–0.67
Class R6 (7/2/12)
Net asset value	1.93	18.49	1.71	11.93	2.28	8.23	2.67	1.70	–0.42
Class Y (12/23/08)
Net asset value	1.92	18.35	1.70	11.85	2.27	8.14	2.64	1.60	–0.42

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 2.25% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

8 Short Duration Bond Fund

Comparative index returns For periods ended 4/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
ICE BofA 1-3 Year U.S.
Corporate Index	3.68%	27.53%	2.46%	12.54%	2.39%	8.85%	2.87%	3.86%	1.10%
ICE BofA U.S.
Treasury Bill-ICE
BofA 1-3 Year U.S.	0.91	10.42	1.00	9.76	1.88	9.12	2.95	3.86	1.10
Corporate Linked
Benchmark*
Lipper Short
Investment Grade
Debt Funds category	2.69	19.04	1.74	8.03	1.54	5.44	1.77	1.61	–0.53
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The ICE BofA U.S. Treasury Bill-ICE BofA 1-3 Year U.S. Corporate Linked Benchmark represents performance of the ICE BofA U.S. Treasury Bill Index from the inception date of the fund, December 23, 2008, through May 31, 2018, and performance of the ICE BofA 1-3 Year U.S. Corporate Index from June 1, 2018, and thereafter.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/20, there were 380, 372, 336, 279, 180, and 167 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 4/30/20

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	6		6	6	6	6	6
Income	$0.114551		$0.104320	$0.076432	$0.102418	$0.127400	$0.127400
Capital gains	—		—	—	—	—	—
Total	$0.114551		$0.104320	$0.076432	$0.102418	$0.127400	$0.127400
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
10/31/19	$10.15	$10.38	$10.14	$10.12	$10.20	$10.19	$10.16
4/30/20	9.98	10.21	9.96	9.95	10.03	10.02	9.99
	Before	After	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value
Current dividend rate[1]	2.15%	2.10%	1.95%	1.40%	1.90%	2.39%	2.40%
Current 30-day
SEC yield[2]	N/A	2.00	1.85	1.31	1.81	2.29	2.29

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Short Duration Bond Fund 9

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/23/08)
Before sales charge	1.50%	13.46%	1.27%	8.57%	1.66%	5.32%	1.74%	–0.22%	–2.21%
After sales charge	1.30	10.91	1.04	6.13	1.20	2.95	0.98	–2.47	–4.41
Class B (12/23/08)
Before CDSC	1.31	11.65	1.11	7.47	1.45	4.71	1.55	–0.43	–2.31
After CDSC	1.31	11.65	1.11	7.47	1.45	4.71	1.55	–1.40	–3.27
Class C (12/23/08)
Before CDSC	0.84	5.25	0.51	4.53	0.89	2.97	0.98	–1.08	–2.68
After CDSC	0.84	5.25	0.51	4.53	0.89	2.97	0.98	–2.05	–3.65
Class R (12/23/08)
Net asset value	1.24	10.69	1.02	7.18	1.40	4.51	1.48	–0.47	–2.31
Class R6 (7/2/12)
Net asset value	1.76	16.47	1.54	9.92	1.91	6.18	2.02	0.03	–2.07
Class Y (12/23/08)
Net asset value	1.76	16.44	1.53	9.95	1.92	6.20	2.03	0.03	–2.08

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/19	0.63%	0.83%	1.38%	0.88%	0.38%	0.38%
Annualized expense ratio for the
six-month period ended 4/30/20	0.62%	0.82%	1.37%	0.87%	0.37%	0.37%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

10 Short Duration Bond Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/19 to 4/30/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.07	$4.06	$6.78	$4.31	$1.84	$1.84
Ending value (after expenses)	$994.50	$992.50	$990.70	$993.30	$995.80	$995.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/20, use the following calculation method. To find the value of your investment on 11/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.12	$4.12	$6.87	$4.37	$1.86	$1.86
Ending value (after expenses)	$1,021.78	$1,020.79	$1,018.05	$1,020.54	$1,023.02	$1,023.02

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Short Duration Bond Fund 11

Consider these risks before investing

Allocation of assets among fixed-income strategies and sectors may hurt performance. The effects of inflation may erode the value of your investment over time. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Our investment techniques, analyses, and judgments may not produce the intended outcome, and the investments we select for the fund may not perform as well as other securities that were not selected for the fund. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less when interest rates decline and decline in value more when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s prospectus lists additional risks.

12 Short Duration Bond Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1.00% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae),

Short Duration Bond Fund 13

Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) 1-3 Year U.S. Corporate Index is an unmanaged index of U.S. investment-grade corporate debt with a remaining term to maturity of less than three years.

ICE BofA U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 Short Duration Bond Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2020, Putnam employees had approximately $434,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Short Duration Bond Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Short Duration Bond Fund

The fund’s portfolio 4/30/20 (Unaudited)

	Principal
CORPORATE BONDS AND NOTES (50.9%)*	amount	Value
Banking (13.7%)
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. FRN (BBA LIBOR USD 3 Month + 1.00%), 1.887%, 1/25/22
(United Kingdom)	$2,060,000	$2,044,039
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.05%, 11/21/22	5,000,000	5,092,795
Bank of America Corp. sr. unsec. unsub. FRN 3.55%, 3/5/24	2,430,000	2,555,689
Bank of America Corp. sr. unsec. unsub. FRN 2.881%, 4/24/23	2,060,000	2,104,894
Bank of America Corp. sr. unsec. unsub. FRN Ser. MTN,
2.328%, 10/1/21	440,000	440,620
Bank of America Corp. sr. unsec. unsub. FRN Ser. MTN, (BBA LIBOR
USD 3 Month + 0.65%), 1.866%, 6/25/22	1,375,000	1,357,640
Bank of America Corp. unsec. sub. notes Ser. MTN, 4.20%, 8/26/24	15,165,000	16,408,462
Bank of Montreal sr. unsec. notes Ser. MTN, 3.10%,
7/13/20 (Canada)	1,030,000	1,031,267
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	480,000	490,006
Bank of New York Mellon Corp (The) sr. unsec. notes Ser. MTN,
1.85%, 1/27/23	7,500,000	7,631,948
Bank of New York Mellon Corp. (The) sr. unsec. notes Ser. MTN,
1.95%, 8/23/22	2,250,000	2,290,408
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	830,000	831,575
BNP Paribas SA company guaranty sr. unsec. unsub. notes
Ser. BKNT, 5.00%, 1/15/21 (France)	825,000	848,058
BNP Paribas SA 144A sr. unsec. notes 2.95%, 5/23/22 (France)	680,000	691,616
CIT Bank NA sr. unsec. FRN Ser. BKNT, 2.969%, 9/27/25	1,000,000	880,000
Citibank NA sr. unsec. FRN 3.165%, 2/19/22	2,500,000	2,531,345
Citigroup, Inc. sr. unsec. FRN 4.044%, 6/1/24	9,480,000	10,118,757
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	845,000	850,911
Citigroup, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month
+ 0.96%), 1.951%, 4/25/22	1,370,000	1,359,520
Citigroup, Inc. sr. unsec. unsub. notes 4.50%, 1/14/22	500,000	524,340
Citigroup, Inc. unsec. sub. notes 3.50%, 5/15/23	6,250,000	6,520,117
Citizens Financial Group, Inc. 144A unsec. sub. notes
4.15%, 9/28/22	960,000	991,063
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,145,000	1,150,942
Credit Suisse AG/New York, NY sr. unsec. notes 2.80%, 4/8/22	3,450,000	3,531,774
Credit Suisse Group Funding Guernsey, Ltd. company guaranty sr.
unsec. unsub. notes 3.45%, 4/16/21 (United Kingdom)	7,040,000	7,147,935
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	6,585,000	6,726,139
Fifth Third Bancorp sr. unsec. notes 1.625%, 5/5/23	3,000,000	2,998,080
Fifth Third Bancorp sr. unsec. sub. notes 2.375%, 1/28/25	5,000,000	5,077,710
HSBC USA, Inc. unsec. sub. notes 5.00%, 9/27/20	5,685,000	5,768,575
JPMorgan Chase & Co. sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 0.61%), 1.499%, 6/18/22	1,000,000	988,746
JPMorgan Chase & Co. sr. unsec. unsub. FRN 4.023%, 12/5/24	4,627,000	5,008,470
JPMorgan Chase & Co. sr. unsec. unsub. notes 3.797%, 7/23/24	8,355,000	8,920,196
JPMorgan Chase & Co. unsec. sub. notes 3.875%, 9/10/24	6,110,000	6,597,186

Short Duration Bond Fund 17

	Principal
CORPORATE BONDS AND NOTES (50.9%)* cont.	amount	Value
Banking cont.
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	$9,250,000	$9,686,065
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	805,000	806,653
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	620,000	635,539
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	2,430,000	2,504,128
PNC Bank NA sr. unsec. FRN 2.028%, 12/9/22	2,635,000	2,665,558
PNC Bank NA sr. unsec. unsub. notes 3.30%, 10/30/24	6,635,000	7,154,942
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 3.70%,
10/5/23 (Canada)	1,510,000	1,615,470
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	880,000	883,704
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN,
1.90%, 12/1/22 (Canada)	5,745,000	5,827,228
Truist Bank sr. unsec. FRN Ser. BKNT, 3.689%, 8/2/24	2,350,000	2,483,686
Truist Bank sr. unsec. unsub. notes Ser. BNKT, 3.20%, 4/1/24	6,655,000	7,019,026
Truist Bank sr. unsec. notes Ser. BKNT, 2.15%, 12/6/24	3,000,000	3,068,310
Truist Bank sr. unsec. notes Ser. BKNT, 1.50%, 3/10/25	6,000,000	5,973,762
Truist Financial Corp. sr. unsec. unsub. notes 4.00%, 5/1/25	1,128,000	1,242,512
U.S. Bancorp unsec. sub. notes Ser. MTN, 3.60%, 9/11/24	3,800,000	4,116,611
U.S. Bank NA/Cincinnati, OH sr. unsec. notes Ser. BKNT,
3.15%, 4/26/21	1,290,000	1,316,338
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	580,000	580,514
UBS AG/London 144A sr. unsec. notes 1.75%, 4/21/22
(United Kingdom)	4,835,000	4,855,414
US Bancorp unsec. sub. notes Ser. MTN, 2.95%, 7/15/22	1,315,000	1,362,600
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,395,000	1,399,847
Wells Fargo & Co. sr. unsec. unsub. notes Ser. MTN, 3.75%, 1/24/24	9,230,000	9,851,294
Wells Fargo Bank NA sr. unsec. FRN Ser. BKNT, 2.082%, 9/9/22	3,000,000	3,025,707
		199,585,731
Basic materials (1.8%)
Air Products & Chemicals, Inc. sr. unsec. notes 1.50%, 10/15/25	2,600,000	2,623,122
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	893,000	893,859
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	930,000	947,184
CF Industries, Inc. company guaranty sr. unsec. notes
3.45%, 6/1/23	1,715,000	1,736,438
DuPont de Nemours, Inc. sr. unsec. unsub. notes 3.766%, 11/15/20	1,500,000	1,515,136
Georgia-Pacific, LLC 144A company guaranty sr. unsec. notes
5.40%, 11/1/20	4,250,000	4,339,634
Georgia-Pacific, LLC 144A sr. unsec. notes 1.75%, 9/30/25	5,000,000	5,011,713
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	1,510,000	1,568,203
Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	465,000	469,092
International Flavors & Fragrances, Inc. sr. unsec. notes
3.40%, 9/25/20	1,200,000	1,202,062

18 Short Duration Bond Fund

	Principal
CORPORATE BONDS AND NOTES (50.9%)* cont.	amount	Value
Basic materials cont.
International Flavors & Fragrances, Inc. sr. unsec. unsub. notes
3.20%, 5/1/23	$3,450,000	$3,515,831
Nutrien, Ltd. sr. unsec. notes 3.15%, 10/1/22 (Canada)	1,500,000	1,539,438
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	422,000	426,289
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	550,000	551,375
		26,339,376
Capital goods (2.6%)
Boeing Co. (The) sr. unsec. notes 4.508%, 5/1/23	9,000,000	9,000,000
Honeywell International, Inc. sr. unsec. unsub. notes 2.15%, 8/8/22	5,000,000	5,155,720
Northrop Grumman Corp. sr. unsec. unsub. notes 2.55%, 10/15/22	6,415,000	6,640,167
Otis Worldwide Corp. 144A company guaranty sr. unsec. notes
2.056%, 4/5/25	6,500,000	6,620,932
Raytheon Co. sr. unsec. unsub. notes 2.50%, 12/15/22	2,910,000	3,024,082
Republic Services, Inc. sr. unsec. notes 2.50%, 8/15/24	3,000,000	3,123,510
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	418,000	420,394
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 2.90%, 9/15/22	3,585,000	3,727,507
		37,712,312
Communication services (5.3%)
American Tower Corp. sr. unsec. notes 5.00%, 2/15/24 R	3,615,000	4,044,693
American Tower Corp. sr. unsec. sub. notes 3.00%, 6/15/23	1,000,000	1,044,979
American Tower Corp. sr. unsec. unsub. notes 3.50%, 1/31/23 R	3,500,000	3,698,799
AT&T, Inc. sr. unsec. unsub. notes 3.80%, 3/1/24	6,639,000	7,090,296
AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	4,400,000	4,659,731
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
notes 4.50%, 2/1/24	5,500,000	5,960,343
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	2,213,000	2,497,709
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
FRN (BBA LIBOR USD 3 Month + 1.65%), 2.337%, 2/1/24	1,615,000	1,565,680
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.70%, 4/15/24	11,942,000	13,081,485
Cox Communications, Inc. 144A sr. unsec. notes 3.15%, 8/15/24	3,500,000	3,698,821
Crown Castle International Corp. sr. unsec. notes 3.20%, 9/1/24 R	6,840,000	7,260,234
Crown Castle International Corp. sr. unsec. unsub. notes
3.40%, 2/15/21 R	675,000	681,231
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	718,000	734,471
Equinix, Inc. sr. unsec. sub. notes 2.625%, 11/18/24 R	2,300,000	2,364,285
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	607,500	609,019
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.125%, 4/15/25	575,000	582,188
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.50%, 4/15/25	8,000,000	8,459,360

Short Duration Bond Fund 19

	Principal
CORPORATE BONDS AND NOTES (50.9%)* cont.	amount	Value
Communication services cont.
Verizon Communications, Inc. sr. unsec. unsub. FRN (BBA LIBOR
USD 3 Month + 0.55%), 2.233%, 5/22/20	$1,500,000	$1,501,101
Verizon Communications, Inc. sr. unsec. unsub. notes
3.50%, 11/1/24	5,240,000	5,723,230
Verizon Communications, Inc. sr. unsec. unsub. notes
3.125%, 3/16/22	2,000,000	2,086,002
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	495,000	508,613
		77,852,270
Consumer cyclicals (3.0%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 2.70%, 7/26/22 (Canada)	2,300,000	2,312,826
Amazon.com, Inc. sr. unsec. notes 2.80%, 8/22/24	4,650,000	5,019,442
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	1,370,000	1,430,677
BMW US Capital, LLC 144A company guaranty sr. unsec. FRN (BBA
LIBOR USD 3 Month + 0.50%), 2.207%, 8/13/21	89,000	86,432
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	700,000	696,347
Ecolab, Inc. sr. unsec. notes 4.35%, 12/8/21	2,000,000	2,116,297
Fox Corp. sr. unsec. notes Ser. WI, 4.03%, 1/25/24	2,040,000	2,203,865
Global Payments, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	3,500,000	3,742,303
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. sub. notes 4.625%, 4/1/25	590,000	578,200
IHS Markit, Ltd. sr. unsec. notes 3.625%, 5/1/24 (United Kingdom)	900,000	925,182
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 5.00%,
11/1/22 (United Kingdom)	1,845,000	1,976,642
Interpublic Group of Cos., Inc. (The) sr. unsec. notes 4.20%, 4/15/24	4,707,000	4,942,482
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. notes
3.75%, 10/1/21	735,000	755,889
Lennar Corp. company guaranty sr. unsec. notes 4.50%, 4/30/24	1,370,000	1,397,400
Marriott International, Inc. sr. unsec. notes Ser. EE, 5.75%, 5/1/25	1,150,000	1,201,825
Moody’s Corp. sr. unsec. notes 4.875%, 2/15/24	2,345,000	2,597,953
Moody’s Corp. sr. unsec. unsub. notes 2.75%, 12/15/21	1,370,000	1,396,308
Omnicom Group, Inc./Omnicom Capital, Inc. sr. unsec. unsub.
notes 3.625%, 5/1/22	3,000,000	3,145,106
VF Corp. sr. unsec. notes 2.40%, 4/23/25	1,340,000	1,362,796
VF Corp. sr. unsec. notes 2.05%, 4/23/22	2,185,000	2,208,095
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
3.50%, 1/15/25	1,000,000	1,004,660
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
3.375%, 3/1/22	904,000	923,343
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
2.90%, 6/1/23	1,000,000	1,009,853
		43,033,923
Consumer finance (1.0%)
Air Lease Corp. sr. unsec. sub. notes 3.50%, 1/15/22	1,375,000	1,297,088
Air Lease Corp. sr. unsec. unsub. notes 4.25%, 9/15/24	5,539,000	5,162,053
Aviation Capital Group, LLC 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.95%), 2.53%, 6/1/21	820,000	759,873

20 Short Duration Bond Fund

	Principal
CORPORATE BONDS AND NOTES (50.9%)* cont.	amount	Value
Consumer finance cont.
Aviation Capital Group, LLC 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.67%), 1.43%, 7/30/21	$660,000	$605,382
Capital One Financial Corp. sr. unsec. unsub. notes 3.50%, 6/15/23	6,500,000	6,709,249
		14,533,645
Consumer staples (1.4%)
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 2.625%, 1/17/23	2,000,000	2,083,598
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 3.50%, 1/12/24	3,000,000	3,224,979
Ashtead Capital, Inc. 144A notes 5.25%, 8/1/26	620,000	621,550
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
3.551%, 5/25/21	7,645,000	7,801,404
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	695,000	708,553
Mondelez International Holdings Netherlands BV 144A company
guaranty sr. unsec. notes 2.125%, 9/19/22 (Netherlands)	4,369,000	4,438,285
Mondelez International, Inc. sr. unsec. sub. notes 2.125%, 4/13/23	1,243,000	1,265,222
		20,143,591
Energy (1.4%)
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.561%, 11/1/21 (United Kingdom)	2,000,000	2,049,706
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
7.00%, 6/30/24	540,000	578,107
Energy Transfer Operating LP company guaranty sr. unsec. notes
5.875%, 1/15/24	391,000	407,125
Energy Transfer Operating LP company guaranty sr. unsec. notes
4.50%, 4/15/24	3,970,000	3,920,751
Energy Transfer Operating LP company guaranty sr. unsec. notes
2.90%, 5/15/25	174,000	161,963
Energy Transfer Operating LP sr. unsec. unsub. notes
5.20%, 2/1/22	2,435,000	2,444,131
Sabine Pass Liquefaction, LLC sr. notes 6.25%, 3/15/22	3,000,000	3,095,280
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	2,000,000	2,089,860
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.434%, 1/10/25 (France)	5,000,000	5,145,149
		19,892,072
Financial (1.3%)
Bank of Nova Scotia (The) sr. unsec. notes 2.00%,
11/15/22 (Canada)	5,620,000	5,696,114
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	560,000	547,400
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	3,865,000	3,847,608
UBS Group AG 144A sr. unsec. notes 3.491%, 5/23/23 (Switzerland)	8,765,000	9,006,038
		19,097,160
Health care (4.4%)
AbbVie, Inc. 144A sr. unsec. notes 2.60%, 11/21/24	12,885,000	13,406,935
Becton Dickinson and Co. sr. unsec. notes 2.894%, 6/6/22	1,500,000	1,538,036
Becton Dickinson and Co. sr. unsec. unsub. notes 3.734%, 12/15/24	2,129,000	2,299,098
Becton Dickinson and Co. sr. unsec. unsub. notes 3.125%, 11/8/21	890,000	909,349
Bristol-Myers Squibb Co. 144A sr. unsec. notes 2.90%, 7/26/24	8,800,000	9,524,210

Short Duration Bond Fund 21

	Principal
CORPORATE BONDS AND NOTES (50.9%)* cont.	amount	Value
Health care cont.
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	$795,000	$849,230
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	2,940,000	3,115,241
DH Europe Finance II Sarl company guaranty sr. unsec. notes
2.20%, 11/15/24 (Luxembourg)	5,200,000	5,335,684
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.022%, 8/28/23	1,300,000	1,371,500
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 4.662%,
8/27/21 (acquired various dates from 8/14/18 to 12/21/18, cost
$1,650,533) ∆∆	1,650,000	1,687,455
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	273,000	296,619
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	1,704,000	1,846,947
Novartis Capital Corp. company guaranty sr. unsec. notes
1.75%, 2/14/25	9,975,000	10,298,104
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	680,000	690,200
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.35%, 7/15/22	3,500,000	3,702,829
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.375%, 8/15/24	2,000,000	2,105,858
Zoetis, Inc. sr. unsec. notes 3.25%, 2/1/23	2,500,000	2,607,959
Zoetis, Inc. sr. unsec. notes 3.25%, 8/20/21	1,030,000	1,054,829
Zoetis, Inc. sr. unsec. unsub. notes 3.45%, 11/13/20	1,400,000	1,414,485
		64,054,568
Insurance (2.7%)
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	445,000	445,725
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	2,157,000	2,227,236
Liberty Mutual Group, Inc. 144A company guaranty sr. unsec. notes
5.00%, 6/1/21	1,590,000	1,639,516
Marsh & McLennan Cos., Inc. sr. unsec. sub. FRN (BBA LIBOR USD
3 Month + 1.20%), 2.575%, 12/29/21	45,000	45,000
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 3.875%, 3/15/24	2,000,000	2,175,561
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 3.50%, 12/29/20	1,000,000	1,014,273
Marsh & McLennan Cos., Inc. sr. unsec. unsub. notes 2.75%, 1/30/22	1,000,000	1,029,688
MassMutual Global Funding II 144A sr. notes 2.50%, 10/17/22	2,000,000	2,052,807
Metropolitan Life Global Funding I 144A notes 2.50%, 12/3/20	6,000,000	6,047,417
Metropolitan Life Global Funding I 144A notes 1.95%, 1/13/23	3,135,000	3,179,520
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	1,085,000	1,133,246
New York Life Global Funding 144A notes 2.30%, 6/10/22	4,000,000	4,104,308
New York Life Global Funding 144A notes 1.70%, 9/14/21	4,355,000	4,390,036
Pricoa Global Funding I 144A notes 2.40%, 9/23/24	5,000,000	5,196,740
Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	4,782,000	4,939,019
		39,620,092
Investment banking/Brokerage (3.3%)
Goldman Sachs Group, Inc. (The) sr. unsec. notes 3.50%, 4/1/25	3,125,000	3,325,208
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN
2.876%, 10/31/22	2,000,000	2,031,675
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN (BBA LIBOR
USD 3 Month + 1.17%), 2.862%, 11/15/21	2,425,000	2,433,871
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
4.00%, 3/3/24	4,847,000	5,208,052

22 Short Duration Bond Fund

	Principal
CORPORATE BONDS AND NOTES (50.9%)* cont.	amount	Value
Investment banking/Brokerage cont.
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.625%, 2/20/24	$14,535,000	$15,396,789
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.00%, 4/26/22	2,265,000	2,294,560
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	455,000	455,916
Morgan Stanley sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month
+ 1.18%), 2.315%, 1/20/22	2,200,000	2,194,282
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.75%, 2/25/23	2,095,000	2,216,928
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.70%, 10/23/24	7,195,000	7,762,904
Morgan Stanley unsec. sub. notes 4.875%, 11/1/22	4,185,000	4,460,490
		47,780,675
Real estate (0.2%)
Digital Realty Trust LP company guaranty sr. unsec. notes
4.75%, 10/1/25 R	3,335,000	3,636,399
		3,636,399
Technology (5.4%)
Alphabet, Inc. sr. unsec. notes 3.375%, 2/25/24	4,302,000	4,732,192
Analog Devices, Inc. sr. unsec. notes 2.95%, 4/1/25	1,500,000	1,564,403
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	6,000,000	6,422,360
Apple, Inc. sr. unsec. notes 2.10%, 9/12/22	670,000	693,706
Apple, Inc. sr. unsec. unsub. notes 3.20%, 5/13/25	2,500,000	2,756,904
Apple, Inc. sr. unsec. unsub. notes 2.40%, 5/3/23	2,200,000	2,306,167
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.625%, 1/15/24	6,445,000	6,729,034
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.00%, 1/15/22	1,625,000	1,655,519
Broadcom, Inc. 144A company guaranty sr. unsec. unsub. notes
3.125%, 4/15/21	3,553,000	3,576,894
Cisco Systems, Inc. sr. unsec. unsub. notes 2.60%, 2/28/23	4,585,000	4,818,716
Cisco Systems, Inc. sr. unsec. unsub. notes 1.85%, 9/20/21	2,745,000	2,790,759
Dell International, LLC/EMC Corp. 144A company guaranty sr.
notes 4.00%, 7/15/24	1,500,000	1,522,848
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 4.42%, 6/15/21	2,425,000	2,464,380
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	3,528,000	3,733,972
Fidelity National Information Services, Inc. company guaranty sr.
unsec. notes 3.875%, 6/5/24	6,209,000	6,674,011
Fiserv, Inc. sr. unsec. notes 4.75%, 6/15/21	500,000	514,344
Fiserv, Inc. sr. unsec. notes 2.75%, 7/1/24	3,885,000	4,064,696
Fiserv, Inc. sr. unsec. sub. notes 3.80%, 10/1/23	1,625,000	1,756,568
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	1,055,000	1,093,910
Microsoft Corp. sr. unsec. unsub. notes 2.375%, 2/12/22	3,240,000	3,341,383
Oracle Corp. sr. unsec. notes 2.50%, 4/1/25	6,500,000	6,838,490
Salesforce.com, Inc. sr. unsec. unsub. notes 3.25%, 4/11/23	8,430,000	8,983,811
		79,035,067

Short Duration Bond Fund 23

	Principal
CORPORATE BONDS AND NOTES (50.9%)* cont.	amount	Value
Transportation (0.3%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 2.70%, 11/1/24	$5,000,000	$4,989,790
		4,989,790
Utilities and power (3.1%)
AES Corp. (The) sr. unsec. unsub. notes 4.50%, 3/15/23	730,000	728,336
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. I,
3.65%, 12/1/21	1,585,000	1,637,664
American Transmission Systems, Inc. 144A sr. unsec. notes
5.25%, 1/15/22	3,705,000	3,924,680
Duke Energy Carolinas, LLC sr. notes 3.35%, 5/15/22	2,615,000	2,733,557
Duke Energy Ohio, Inc. sr. notes 3.80%, 9/1/23	478,000	511,096
Emera US Finance LP company guaranty sr. unsec. notes
2.70%, 6/15/21	650,000	653,695
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. notes 3.35%, 3/15/23	4,660,000	4,829,909
Eversource Energy sr. unsec. unsub. notes Ser. H, 3.15%, 1/15/25	5,978,000	6,353,653
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	675,000	675,207
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 4.30%, 5/1/24	6,450,000	6,838,072
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	2,150,000	2,206,048
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec.
unsub. notes 2.75%, 5/1/25	2,000,000	2,128,274
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec.
unsub. notes 2.403%, 9/1/21	3,500,000	3,557,995
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	2,855,000	2,919,923
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.95%, 3/15/24	1,590,000	1,676,523
Southern Co. (The) sr. unsec. unsub. notes 2.35%, 7/1/21	1,965,000	1,988,342
Vistra Operations Co., LLC 144A sr. notes 3.55%, 7/15/24	2,000,000	2,012,006
		45,374,980
Total corporate bonds and notes (cost $727,963,778)		$742,681,651

	Principal
MORTGAGE-BACKED SECURITIES (29.1%)*	amount	Value
Agency collateralized mortgage obligations (—%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 2976, Class LC, ((-3.667 x 1 Month US LIBOR)
+ 24.42%), 21.435%, 5/15/35	$12,852	$21,428
REMICs Ser. 3724, Class CM, 5.50%, 6/15/37	24,755	29,014
REMICs Ser. 3539, Class PM, 4.50%, 5/15/37	10,020	10,903
REMICs Ser. 3609, Class LK, 2.00%, 12/15/24	950	952
Structured Pass-Through Certificates FRB Ser. 8, Class A9, IO,
0.422%, 11/15/28 W	50,892	702
Structured Pass-Through Certificates FRB Ser. 59, Class 1AX, IO,
0.286%, 10/25/43 W	184,617	1,809
Structured Pass-Through Certificates Ser. 48, Class A2, IO,
0.212%, 7/25/33 W	289,972	2,088

24 Short Duration Bond Fund

	Principal
MORTGAGE-BACKED SECURITIES (29.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 18.788%, 8/25/35	$70,305	$102,111
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%),
11.926%, 5/25/40	105,037	131,338
REMICs Trust Ser. 98-W2, Class X, IO, 6.954%, 6/25/28 W	332,813	10,816
REMICs Ser. 05-68, Class PC, 5.50%, 7/25/35	1,805	1,821
REMICs Ser. 11-60, Class PA, 4.00%, 10/25/39	9,119	9,799
REMICs Ser. 03-43, Class YA, 4.00%, 3/25/33	48,753	49,501
REMICs Ser. 10-155, Class A, 3.50%, 9/25/25	688	687
REMICs Ser. 10-81, Class AP, 2.50%, 7/25/40	40,632	41,404
REMICs Trust Ser. 98-W5, Class X, IO, 0.822%, 7/25/28 W	98,545	2,838
Government National Mortgage Association
Ser. 09-32, Class AB, 4.00%, 5/16/39	13,775	15,228
Ser. 10-151, Class KO, PO, zero %, 6/16/37	83,111	77,808
GSMPS Mortgage Loan Trust 144A FRB Ser. 99-2, IO,
0.84%, 9/19/27 W	29,181	111
		510,358
Commercial mortgage-backed securities (14.2%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.486%, 1/15/49 W	41,896	56
BANK
FRB Ser. 17-BNK9, Class XA, IO, 0.95%, 11/15/54 W	9,588,839	425,748
FRB Ser. 17-BNK8, Class XA, IO, 0.876%, 11/15/50 W	31,221,681	1,375,190
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-T22, Class E, 5.935%, 4/12/38 W	1,499,000	1,516,080
FRB Ser. 06-PW11, Class B, 5.802%, 3/11/39 W	525,544	262,772
CD Commercial Mortgage Trust
FRB Ser. 16-CD1, Class XA, IO, 1.536%, 8/10/49 W	9,417,212	486,337
FRB Ser. 17-CD6, Class XA, IO, 1.101%, 11/13/50 W	20,405,675	947,260
FRB Ser. 16-CD2, Class XA, IO, 0.802%, 11/10/49 W	86,396,961	2,585,669
CFCRE Commercial Mortgage Trust FRB Ser. 16-C4, Class XA, IO,
1.862%, 5/10/58 W	33,054,728	2,046,997
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D,
5.93%, 12/15/47 W	275,000	269,500
Citigroup Commercial Mortgage Trust
FRB Ser. 14-GC19, Class GC19, 5.261%, 3/10/47 W	1,191,000	1,093,699
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	362,000	368,276
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.721%, 12/10/44 W	686,000	637,704
FRB Ser. 14-CR17, Class C, 4.945%, 5/10/47 W	577,000	520,753
Ser. 12-CR1, Class AM, 3.912%, 5/15/45	1,492,017	1,539,593
Ser. 13-LC6, Class AM, 3.282%, 1/10/46	911,000	938,832
FRB Ser. 13-LC13, Class XA, IO, 1.297%, 8/10/46 W	4,688,499	140,405
FRB Ser. 14-LC15, Class XA, IO, 1.26%, 4/10/47 W	19,351,967	659,902
FRB Ser. 14-CR20, Class XA, IO, 1.177%, 11/10/47 W	59,139,025	2,179,273
FRB Ser. 14-CR17, Class XA, IO, 1.134%, 5/10/47 W	4,742,684	152,411
FRB Ser. 15-CR26, Class XA, IO, 1.095%, 10/10/48 W	44,012,095	1,787,947
FRB Ser. 15-LC21, Class XA, IO, 0.863%, 7/10/48 W	54,114,506	1,559,910
FRB Ser. 14-CR14, Class XA, IO, 0.735%, 2/10/47 W	24,492,746	469,526

Short Duration Bond Fund 25

	Principal
MORTGAGE-BACKED SECURITIES (29.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.115%, 7/10/46 W	$502,000	$487,659
Ser. 12-CR5, Class AM, 3.223%, 12/10/45	2,654,684	2,723,228
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1,
Class AJ, 5.997%, 2/15/41 W	497,986	229,074
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.387%, 5/15/38 W	129,201	5,871
CSAIL Commercial Mortgage Trust
Ser. 15-C1, Class XA, IO, 0.978%, 4/15/50 W	20,877,623	686,422
FRB Ser. 18-CX12, Class XA, IO, 0.773%, 8/15/51 W	94,735,926	3,893,818
CSMC Trust FRB Ser. 16-NXSR, Class XA, IO, 0.918%, 12/15/49 W	38,312,378	1,366,126
DBUBS Mortgage Trust 144A
FRB Ser. 11-LC2A, Class D, 5.714%, 7/10/44 W	2,289,000	2,228,108
FRB Ser. 11-LC3A, Class D, 5.512%, 8/10/44 W	6,163,000	5,862,055
Federal Home Loan Mortgage Corporation
Multiclass Certificates Ser. 20-RR02, Class DX, IO,
1.816%, 1/1/50 W	18,093,000	2,294,382
Multifamily Structured Pass-Through Certificates FRB Ser. K105,
Class X1, IO, 1.645%, 1/25/30 W	32,872,313	3,799,415
Multifamily Structured Pass-Through Certificates FRB Ser. KC06,
Class X1, IO, 0.903%, 6/25/26 W	33,545,000	1,253,912
Multifamily Structured Pass-Through Certificates FRB Ser. K100,
Class X1, IO, 0.77%, 9/25/29 W	22,159,038	1,239,798
Multifamily Structured Pass-Through Certificates FRB Ser. K737,
Class X1, IO, 0.638%, 10/25/26 W	67,569,176	2,384,314
Multifamily Structured Pass-Through Certificates FRB Ser. K048,
Class X1, IO, 0.369%, 6/25/25 W	253,610,464	2,823,572
FREMF Mortgage Trust 144A Ser. 15-K48, Class X2A, IO,
0.10%, 8/25/48	406,387,551	1,634,897
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.644%, 2/10/46 W	12,445,684	412,612
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 5.155%, 1/10/47 W	748,000	694,967
FRB Ser. 14-GC22, Class C, 4.847%, 6/10/47 W	565,000	467,212
Ser. 12-GCJ7, Class AS, 4.085%, 5/10/45	7,064,000	7,233,536
FRB Ser. 13-GC12, Class XA, IO, 1.553%, 6/10/46 W	6,650,845	227,266
FRB Ser. 15-GC30, Class XA, IO, 0.907%, 5/10/50 W	32,996,089	1,026,812
FRB Ser. 14-GC24, Class XA, IO, 0.869%, 9/10/47 W	77,266,456	1,923,935
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.169%, 8/10/43 W	1,956,000	1,937,465
FRB Ser. 11-GC3, Class C, 5.824%, 3/10/44 W	1,112,000	1,087,370
FRB Ser. 11-GC3, Class D, 5.824%, 3/10/44 W	2,547,000	2,435,245
FRB Ser. 11-GC5, Class B, 5.556%, 8/10/44 W	2,140,000	2,096,803
FRB Ser. 11-GC5, Class C, 5.556%, 8/10/44 W	1,358,000	1,161,073
FRB Ser. 10-C2, Class D, 5.352%, 12/10/43 W	2,815,000	2,778,195
Ser. 11-GC5, Class AS, 5.209%, 8/10/44 W	1,174,000	1,195,551
Ser. 10-C1, Class B, 5.148%, 8/10/43	2,490,000	2,490,020
Ser. 12-GC6, Class AS, 4.948%, 1/12/45	2,500,000	2,580,000

26 Short Duration Bond Fund

	Principal
MORTGAGE-BACKED SECURITIES (29.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C14, Class C, 4.859%, 8/15/46 W	$709,000	$638,238
FRB Ser. 14-C19, Class C, 4.834%, 4/15/47 W	6,420,000	5,777,540
Ser. 13-C17, Class AS, 4.458%, 1/15/47	241,000	248,123
FRB Ser. 13-C12, Class C, 4.237%, 7/15/45 W	4,316,000	4,094,590
FRB Ser. 15-C31, Class XA, IO, 1.032%, 8/15/48 W	17,829,113	612,708
FRB Ser. 14-C22, Class XA, IO, 0.986%, 9/15/47 W	7,676,204	228,722
JPMBB Commercial Mortgage Securities Trust 144A FRB
Ser. 13-C15, Class D, 5.37%, 11/15/45 W	5,000,000	4,038,035
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 12-C6, Class B, 4.819%, 5/15/45 W	2,113,444	2,142,209
Ser. 12-C6, Class AS, 4.117%, 5/15/45	494,000	505,960
FRB Ser. 16-JP2, Class XA, IO, 1.97%, 8/15/49 W	20,079,539	1,749,249
FRB Ser. 13-C10, Class XA, IO, 1.111%, 12/15/47 W	8,157,247	183,538
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C2, Class C2, 5.823%, 11/15/43 W	4,619,000	4,137,535
FRB Ser. 10-C2, Class D, 5.823%, 11/15/43 W	1,792,000	1,491,826
FRB Ser. 11-C5, Class D, 5.599%, 8/15/46 W	2,447,000	2,199,222
FRB Ser. 11-C4, Class C, 5.53%, 7/15/46 W	3,025,000	2,963,823
FRB Ser. 12-C6, Class E, 5.329%, 5/15/45 W	898,000	727,982
FRB Ser. 11-C3, Class B, 5.013%, 2/15/46 W	2,619,000	2,521,040
FRB Ser. 12-LC9, Class D, 4.565%, 12/15/47 W	173,000	153,611
LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class AJ, 5.452%, 9/15/39 W	165,535	96,754
FRB Ser. 07-C2, Class XW, IO, 0.359%, 2/15/40 W	21,017	1
ML-CFC Commercial Mortgage Trust 144A FRB Ser. 06-4, Class XC,
IO, 0.75%, 12/12/49 W	833,572	3,323
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C9, Class C, 4.17%, 5/15/46 W	1,400,000	1,252,636
Ser. 14-C15, Class A4, 4.051%, 4/15/47	4,287,000	4,534,489
Ser. 12-C6, Class B, 3.93%, 11/15/45	2,636,000	2,475,707
FRB Ser. 13-C7, Class XA, IO, 1.48%, 2/15/46 W	25,661,573	722,271
FRB Ser. 14-C17, Class XA, IO, 1.266%, 8/15/47 W	6,263,544	208,726
FRB Ser. 15-C26, Class XA, IO, 1.172%, 10/15/48 W	36,884,279	1,570,209
FRB Ser. 17-C34, Class XA, IO, 0.951%, 11/15/52 W	77,655,694	3,444,651
FRB Ser. 16-C32, Class XA, IO, 0.865%, 12/15/49 W	101,724,620	3,675,636
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 14-C15, Class D, 5.072%, 4/15/47 W	3,802,000	2,954,375
FRB Ser. 12-C5, Class E, 4.832%, 8/15/45 W	6,424,000	5,270,534
FRB Ser. 13-C9, Class D, 4.258%, 5/15/46 W	1,837,000	1,726,596
FRB Ser. 13-C7, Class XB, IO, 0.42%, 2/15/46 W	24,165,000	202,986
Morgan Stanley Capital I Trust
FRB Ser. 18-H4, Class XA, IO, 1.032%, 12/15/51 W	63,765,842	3,558,459
FRB Ser. 16-UB12, Class XA, IO, 0.906%, 12/15/49 W	30,954,361	1,057,045
FRB Ser. 18-L1, Class XA, IO, 0.686%, 10/15/51 W	79,867,445	2,768,286
Morgan Stanley Capital I Trust 144A
FRB Ser. 05-IQ10, Class E, 5.631%, 9/15/42 W	1,374,155	1,380,664
Ser. 12-C4, Class C, 5.60%, 3/15/45 W	245,060	227,508
Ser. 12-C4, Class B, 5.213%, 3/15/45 W	1,450,000	1,375,160
FRB Ser. 12-C4, Class XA, IO, 2.249%, 3/15/45 W	1,536,993	42,510

Short Duration Bond Fund 27

	Principal
MORTGAGE-BACKED SECURITIES (29.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
UBS Commercial Mortgage Trust
Ser. 12-C1, Class AS, 4.171%, 5/10/45	$1,500,000	$1,578,075
FRB Ser. 17-C7, Class XA, IO, 1.206%, 12/15/50 W	8,044,593	454,513
FRB Ser. 18-C11, Class XA, IO, 0.962%, 6/15/51 W	20,628,448	1,076,581
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.198%, 8/10/49 W	2,881,000	2,640,292
FRB Ser. 12-C2, Class D, 5.046%, 5/10/63 W	279,000	251,083
FRB Ser. 12-C4, Class C4, 3.718%, 12/10/45 W	1,174,000	1,076,152
FRB Ser. 12-C2, Class XA, IO, 1.459%, 5/10/63 W	14,085,659	324,055
UBS-Citigroup Commercial Mortgage Trust 144A Ser. 11-C1,
Class AS, 5.154%, 1/10/45	472,000	495,963
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO,
0.459%, 11/15/48 W	895,192	27
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.412%, 7/15/46 W	898,000	755,955
FRB Ser. 16-BNK1, Class XA, IO, 1.898%, 8/15/49 W	6,579,491	552,019
FRB Ser. 19-C50, Class XA, IO, 1.59%, 5/15/52 W	35,660,286	3,596,350
FRB Ser. 17-C41, Class XA, IO, 1.368%, 11/15/50 W	21,596,977	1,539,128
FRB Ser. 16-C37, Class XA, IO, 1.126%, 12/15/49 W	7,942,798	285,226
FRB Ser. 18-C48, Class XA, IO, 1.122%, 1/15/52 W	22,888,149	1,521,001
FRB Ser. 15-C27, Class XA, IO, 1.032%, 2/15/48 W	7,025,399	236,375
FRB Ser. 18-C44, Class XA, IO, 0.915%, 5/15/51 W	78,461,492	3,803,794
FRB Ser. 15-LC20, Class XB, IO, 0.635%, 4/15/50 W	10,567,000	240,928
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 10-C1, Class C, 5.71%, 11/15/43 W	2,466,000	2,467,411
FRB Ser. 13-LC12, Class D, 4.412%, 7/15/46 W	964,000	687,327
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C16, Class AS, 4.668%, 9/15/46 W	1,257,000	1,390,607
FRB Ser. 14-C19, Class C19, 4.646%, 3/15/47 W	1,086,000	1,017,334
FRB Ser. 12-C10, Class C, 4.512%, 12/15/45 W	267,000	246,450
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	491,000	542,511
Ser. 12-C8, Class B, 4.311%, 8/15/45	3,015,000	3,203,920
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	360,000	393,657
Ser. 12-C6, Class AS, 3.835%, 4/15/45	1,545,000	1,609,782
Ser. 12-C8, Class AS, 3.66%, 8/15/45	1,284,000	1,294,136
Ser. 13-C12, Class AS, 3.56%, 3/15/48	1,468,000	1,476,265
Ser. 13-C11, Class AS, 3.311%, 3/15/45	433,000	438,359
FRB Ser. 14-C22, Class XA, IO, 0.956%, 9/15/57 W	28,452,988	796,086
FRB Ser. 14-C23, Class XA, IO, 0.713%, 10/15/57 W	79,248,576	1,726,487
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.85%, 2/15/44 W	4,052,000	3,949,067
FRB Ser. 11-C5, Class C, 5.845%, 11/15/44 W	3,486,000	3,150,419
Ser. 11-C4, Class D, 5.39%, 6/15/44 W	2,130,000	2,164,037
Ser. 11-C4, Class E, 5.39%, 6/15/44 W	40,000	30,302
FRB Ser. 12-C8, Class D, 5.047%, 8/15/45 W	2,373,000	2,285,436
		206,884,140

28 Short Duration Bond Fund

	Principal
MORTGAGE-BACKED SECURITIES (29.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) (14.9%)
Angel Oak Mortgage Trust I, LLC 144A
Ser. 19-1, Class A3, 4.124%, 11/25/48 W	$1,186,215	$1,190,367
FRB Ser. 17-2, Class A1, 2.478%, 7/25/47 W	58,961	58,076
Angel Oak Mortgage Trust, LLC 144A FRB Ser. 17-1, Class A1,
2.81%, 1/25/47 W	203,035	201,005
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.208%, 1/25/49 W	2,086,919	2,119,020
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	564,055	559,526
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.60%), 1.087%, 9/25/45	181,679	159,604
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 2.187%,
10/25/27 (Bermuda)	15,649	15,438
FRB Ser. 18-2A, Class M1C, (1 Month US LIBOR + 1.60%), 2.087%,
8/25/28 (Bermuda)	1,600,000	1,399,639
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 1.837%,
8/25/28 (Bermuda)	242,194	234,158
BRAVO Residential Funding Trust 144A Ser. 19-NQM1, Class A3,
2.996%, 7/25/59 W	364,440	366,592
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.301%, 5/25/35 W	212,677	207,013
COLT Funding, LLC 144A Ser. 19-4, Class A3, 2.988%, 11/25/49 W	3,087,852	3,088,010
COLT Mortgage Loan Trust 144A
Ser. 19-1, Class A3, 4.088%, 3/25/49 W	497,739	499,481
Ser. 18-2, Class A1, 3.47%, 7/27/48 W	215,146	216,222
Countrywide Home Loans Mortgage Pass-Through Trust FRB
Ser. 05-3, Class 1A1, (1 Month US LIBOR + 0.62%), 1.107%, 4/25/35	143,913	110,209
CSMC Trust 144A Ser. 18-RPL7, Class A1, 4.00%, 8/26/58	679,834	645,266
Deephaven Residential Mortgage Trust 144A
Ser. 18-2A, Class A1, 3.479%, 4/25/58 W	703,715	700,830
FRB Ser. 17-3A, Class A1, 2.577%, 10/25/47 W	685,177	675,516
Eagle Re, Ltd 144A FRB Ser. 18-1, Class M2, (1 Month US LIBOR
+ 3.00%), 3.487%, 11/25/28	600,000	462,381
Eagle Re, Ltd. 144A
FRB Ser. 19-1, Class M1B, (1 Month US LIBOR + 1.80%), 2.287%,
4/25/29 (Bermuda)	1,619,392	1,587,004
FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%),
2.187%, 11/25/28	316,675	298,671
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3,
(1 Month US LIBOR + 5.55%), 6.037%, 7/25/28	9,200,000	9,360,190
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3,
(1 Month US LIBOR + 5.00%), 5.487%, 12/25/28	479,732	479,731
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class M3,
(1 Month US LIBOR + 4.80%), 5.287%, 5/25/28	260,000	258,042
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 5.237%, 10/25/24	146,721	122,597
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3,
(1 Month US LIBOR + 4.70%), 5.187%, 4/25/28	6,000,000	5,985,883
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 5.137%, 10/25/28	12,119,495	12,119,457

Short Duration Bond Fund 29

	Principal
MORTGAGE-BACKED SECURITIES (29.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class M3,
(1 Month US LIBOR + 4.15%), 4.637%, 1/25/25	$3,479,835	$3,473,370
Structured Agency Credit Risk Debt FRN Ser. 14-HQ1, Class M3,
(1 Month US LIBOR + 4.10%), 4.587%, 8/25/24	1,878,789	1,718,549
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M3,
(1 Month US LIBOR + 3.90%), 4.387%, 12/25/27	7,606,128	7,593,400
Structured Agency Credit Risk Debt FRN Ser. 16-DNA4, Class M3,
(1 Month US LIBOR + 3.80%), 4.287%, 3/25/29	3,240,000	3,159,132
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 4.237%, 9/25/24	633,000	484,408
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 3.737%, 7/25/29	2,000,000	1,899,979
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M2,
(1 Month US LIBOR + 2.85%), 3.337%, 4/25/28	617,865	608,668
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M2,
(1 Month US LIBOR + 2.20%), 2.687%, 9/25/24	1,263,685	1,261,132
Structured Agency Credit Risk Debt FRN Ser. 14-DN1, Class M2,
(1 Month US LIBOR + 2.20%), 2.687%, 2/25/24	724,314	692,318
Structured Agency Credit Risk Debt FRN Ser. 15-HQ2, Class M2,
(1 Month US LIBOR + 1.95%), 2.437%, 5/25/25	507,092	502,337
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 3.397%, 3/25/49	1,498,842	1,359,511
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 3.137%, 1/25/49	3,960,000	3,516,068
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3,
(1 Month US LIBOR + 2.40%), 2.887%, 2/25/47	5,800,000	4,192,611
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 2.837%, 2/25/49	415,930	378,590
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M2,
(1 Month US LIBOR + 1.25%), 1.737%, 2/25/47	1,485,381	1,430,623
Structured Agency Credit Risk Trust REMICs FRB Ser. 19-HQA4,
Class M2, (1 Month US LIBOR + 2.05%), 2.537%, 11/25/49	1,473,000	1,238,774
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 7.437%, 8/25/28	3,051,193	3,141,211
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 7.237%, 8/25/28	9,456,803	9,693,223
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 6.487%, 9/25/28	7,305,870	7,488,958
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 6.387%, 10/25/28	256,009	262,896
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 6.187%, 4/25/28	5,252,741	5,101,298
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 6.037%, 4/25/28	3,098,733	2,938,470
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
(1 Month US LIBOR + 5.30%), 5.787%, 10/25/28	2,443,600	2,476,559
Connecticut Avenue Securities FRB Ser. 13-C01, Class M2,
(1 Month US LIBOR + 5.25%), 5.737%, 10/25/23	2,873,667	2,563,298

30 Short Duration Bond Fund

	Principal
MORTGAGE-BACKED SECURITIES (29.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.487%, 7/25/25	$8,888	$8,442
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.487%, 11/25/24	3,761,887	3,680,280
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 5.387%, 11/25/24	2,142,033	2,071,080
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
(1 Month US LIBOR + 4.55%), 5.037%, 2/25/25	338,975	318,805
Connecticut Avenue Securities FRB Ser. 14-C01, Class M2,
(1 Month US LIBOR + 4.40%), 4.887%, 1/25/24	3,622,575	3,068,321
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.737%, 4/25/29	2,390,000	2,426,210
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.737%, 1/25/29	1,735,824	1,760,422
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 4.487%, 5/25/25	402,073	383,017
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2,
(1 Month US LIBOR + 3.55%), 4.037%, 7/25/29	14,575,366	14,143,209
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 3.387%, 7/25/24	2,741,424	2,357,600
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
(1 Month US LIBOR + 2.60%), 3.087%, 5/25/24	2,270,609	1,892,035
Connecticut Avenue Securities FRB Ser. 14-C02, Class 2M2,
(1 Month US LIBOR + 2.60%), 3.087%, 5/25/24	3,752,317	3,227,460
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2ED3,
(1 Month US LIBOR + 1.35%), 1.837%, 9/25/29	9,298,811	8,080,016
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 1.737%, 7/25/29	6,000,000	5,573,940
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1EB2,
(1 Month US LIBOR + 1.00%), 1.487%, 5/25/30	4,910,716	4,590,233
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 2.937%, 7/25/31	939,239	837,096
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2,
(1 Month US LIBOR + 2.15%), 2.637%, 11/25/39	857,870	709,888
Connecticut Avenue Securities Trust FRB Ser. 19-R07, Class 1M2,
(1 Month US LIBOR + 2.10%), 2.587%, 10/25/39	2,140,000	1,851,100
First Franklin Mortgage Loan Trust FRB Ser. 06-FF15, Class A5,
(1 Month US LIBOR + 0.16%), 0.647%, 11/25/36	1,615,472	1,567,008
FWD Securitization Trust 144A Ser. 19-INV1, Class A3,
3.11%, 6/25/49 W	2,865,723	2,917,618
Galton Funding Mortgage Trust 144A
Ser. 18-2, Class A41, 4.50%, 10/25/58 W	621,685	631,833
Ser. 18-1, Class A43, 3.50%, 11/25/57 W	341,286	333,164
FRB Ser. 20-H1, Class A3, 2.674%, 1/25/60 W	2,153,140	2,121,137
GCAT, LLC 144A Ser. 19-NQM1, Class A2, 3.241%, 2/25/59	2,272,318	2,305,862
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (1 Month
US LIBOR + 0.18%), 0.667%, 5/25/36	548,829	193,703
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 2.087%, 10/25/28 (Bermuda)	791,130	752,807

Short Duration Bond Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (29.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Homeward Opportunities Fund I Trust 144A
Ser. 18-2, Class A2, 4.137%, 11/25/58 W	$961,105	$964,313
Ser. 18-1, Class A1, 3.78%, 6/25/48 W	2,167,774	2,156,772
Legacy Mortgage Asset Trust 144A
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	4,913,646	4,545,122
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	4,923,615	4,554,344
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
3.728%, 2/25/35 W	81,041	81,758
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
1.772%, 8/26/47 W	1,265,000	1,208,195
New Residential Mortgage Loan Trust 144A
Ser. 19-NQM4, Class A3, 2.77%, 9/25/59 W	1,753,714	1,660,241
Ser. 19-NQM4, Class A2, 2.668%, 9/25/59 W	1,549,407	1,507,263
FRB Ser. 18-4A, Class A1M, (1 Month US LIBOR + 0.90%),
1.387%, 1/25/48	532,750	516,118
Nomura Resecuritization Trust 144A FRB Ser. 15-8R, Class 4A1,
(1 Month US LIBOR + 2.00%), 3.966%, 11/25/47	283,341	280,875
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M1, (1 Month
US LIBOR + 1.55%), 2.037%, 7/25/28 (Bermuda)	258,487	246,301
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class M2, (1 Month US LIBOR
+ 4.00%), 4.487%, 4/25/27 (Bermuda)	183,500	171,504
Onslow Bay Financial, LLC Trust 144A Ser. 18-EXP1, Class 1A3,
4.00%, 4/25/48 W	1,152,235	1,179,482
OSW Structured Asset Trust 144A FRB Ser. 20-RPL1, Class A1,
3.199%, 12/26/59	1,758,061	1,651,181
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
1.537%, 10/25/34	200,000	178,429
Radnor Re, Ltd. 144A
FRB Ser. 19-1, Class M2, (1 Month US LIBOR + 3.20%), 3.687%,
2/25/29 (Bermuda)	1,570,000	1,211,809
FRB Ser. 19-2, Class M1B, (1 Month US LIBOR + 1.75%), 2.237%,
6/25/29 (Bermuda)	2,000,000	1,738,704
Residential Mortgage Loan Trust 144A Ser. 19-3, Class A2,
2.941%, 9/25/59 W	1,303,620	1,303,649
Starwood Mortgage Residential Trust 144A
Ser. 18-IMC1, Class A1, 3.793%, 3/25/48 W	2,253,182	2,253,932
Ser. 19-1, Class A3, 3.175%, 6/25/49 W	1,905,822	1,891,831
Ser. 19-INV1, Class A2, 2.865%, 9/27/49 W	2,687,605	2,637,040
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 1.337%, 5/25/47	533,910	373,764
Vericrest Opportunity Loan Transferee LXIV, LLC 144A Ser. 17-NP11,
Class A1, 3.375%, 10/25/47	577,311	533,567
Verus Securitization Trust 144A
Ser. 19-1, Class A3, 3.985%, 2/25/59 W	1,450,401	1,433,228
Ser. 2, Class A1, 3.635%, 6/1/58 W	796,850	800,624
Ser. 19-INV1, Class A2, 3.504%, 12/25/59 W	1,747,379	1,733,991
Ser. 19-INV3, Class A3, 3.10%, 11/25/59 W	2,380,683	2,314,999
		217,226,633
Total mortgage-backed securities (cost $460,722,028)		$424,621,131

32 Short Duration Bond Fund

	Principal
ASSET-BACKED SECURITIES (2.7%)*	amount	Value
Cascade Funding Mortgage Trust 144A
FRB Ser. 19-HB1, Class HB1, 4.489%, 12/25/29 W	$2,470,000	$1,938,209
FRB Ser. 19-HB1, Class HB1, 3.257%, 12/25/29 W	2,600,000	2,563,340
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
1.337%, 11/25/51	772,000	771,035
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
1.287%, 6/25/52	1,338,000	1,334,655
MRA Issuance Trust 144A FRB Ser. 20-2, Class A, (1 Month US LIBOR
+ 1.15%), 2.135%, 10/22/20	3,977,000	4,036,257
Nationstar HECM Loan Trust 144A Ser. 19-2A, Class M3,
3.131%, 11/25/29 W	4,500,000	4,483,715
RMF Buyout Issuance Trust 144A
Ser. 18-1, Class M3, 4.448%, 11/25/28 W	517,000	535,556
Ser. 19-1, Class M3, 3.011%, 7/25/29 W	2,100,000	2,201,663
Station Place Securitization Trust 144A
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%),
1.629%, 9/24/20	3,480,000	3,480,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
1.629%, 6/24/20	2,679,000	2,679,000
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
1.32%, 10/24/20	2,814,000	2,814,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.83%),
1.317%, 3/26/21	3,079,000	3,079,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR + 0.65%),
1.137%, 8/25/52	1,370,667	1,370,667
Toorak Mortgage Corp., Ltd. 144A
Ser. 19-1, Class A1, 4.336%, 3/25/22	2,500,000	2,225,000
Ser. 20-1, Class A1, 3.25%, 3/25/23	5,990,000	6,019,117
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 2.227%, 1/25/46	415,645	391,804
Total asset-backed securities (cost $40,600,610)		$39,923,018

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes 2.75%, 9/15/21 [i]	$129,000	$133,982
Total U.S. treasury obligations (cost $133,982)		$133,982

	Principal amount/
SHORT-TERM INVESTMENTS (16.4%)*		shares	Value
Putnam Short Term Investment Fund 0.64% L	Shares	219,226,343	$219,226,343
Aon Corp. commercial paper 1.383%, 5/4/20		$3,000,000	2,999,733
BPCE SA commercial paper 1.867%, 5/6/20		2,000,000	1,999,987
CAFCO, LLC asset backed commercial paper 1.866%, 5/11/20		2,000,000	1,999,887
ENGIE SA commercial paper 1.791%, 6/25/20		3,000,000	2,996,859
Export Development Canada commercial paper 1.816%, 5/20/20		3,000,000	2,999,750
Matchpoint Finance PLC asset backed commercial paper
1.946%, 5/15/20		2,000,000	1,999,918
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.22% P	Shares	230,000	230,000
U.S. Treasury Bills 1.564%, 5/7/20 ∆		$384,000	383,996

Short Duration Bond Fund 33

	Principal amount/
SHORT-TERM INVESTMENTS (16.4%)* cont.	shares	Value
U.S. Treasury Bills 1.560%, 5/21/20 ∆ §	$391,000	$390,982
U.S. Treasury Bills 1.558%, 6/4/20 §	899,000	898,921
U.S. Treasury Bills 0.025%, 9/10/20 §	1,709,000	1,708,326
U.S. Treasury Bills 0.015%, 9/3/20 ∆ §	188,000	187,925
U.S. Treasury Bills 0.011%, 8/6/20 §	6,000	5,998
U.S. Treasury Bills 0.005%, 6/11/20 §	11,000	10,999
U.S. Treasury Bills zero%, 8/20/20 §	7,000	6,998
U.S. Treasury Bills zero%, 8/13/20 ∆ §	715,000	714,783
U.S. Treasury Cash Management Bills 0.088%, 7/14/20 ∆ §	229,000	228,960
Total short-term investments (cost $238,979,021)		$238,990,365

TOTAL INVESTMENTS
Total investments (cost $1,468,399,419)	$1,446,350,147

Key to holding’s abbreviations

BKNT	Bank Note
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
PO	Principal Only

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2019 through April 30, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,458,749,799.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,687,455, or less than 0.1% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $747,871 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $3,536,015 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

34 Short Duration Bond Fund

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $3,301,252 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$562,223,000	$1,324,035 E	$(333,065)	6/17/22	3 month USD-	0.40% —	$991,460
				LIBOR-BBA —	Semiannually
				Quarterly
250,635,000	3,112,135 E	1,245,034	6/17/25	0.65% —	3 month USD-	(1,867,685)
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$911,969				$(876,225)

E Extended effective date.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/20 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BB+/P	$2,939	$43,000	$13,997	5/11/63	300 bp —	$(11,036)
Index						Monthly
CMBX NA BBB–.6	BB+/P	5,604	93,000	30,272	5/11/63	300 bp —	(24,621)
Index						Monthly
CMBX NA BBB–.6	BB+/P	11,483	186,000	60,543	5/11/63	300 bp —	(48,967)
Index						Monthly
CMBX NA BBB–.6	BB+/P	10,944	192,000	62,496	5/11/63	300 bp —	(51,456)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BB.6	BB–/P	16,784	117,000	60,360	5/11/63	500 bp —	(43,479)
Index						Monthly
CMBX NA BB.7	BB–/P	1,123	22,000	10,743	1/17/47	500 bp —	(9,602)
Index						Monthly

Short Duration Bond Fund 35

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International
CMBX NA A.6	A/P	$(795)	$720,000	$101,880	5/11/63	200 bp —	$(102,435)
Index						Monthly
CMBX NA BBB–.6	BB+/P	$282	$3,000	$977	5/11/63	300 bp —	$(693)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	42,427	574,000	140,458	1/17/47	300 bp —	(97,744)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	588	19,000	2,689	5/11/63	200 bp —	(2,095)
Index						Monthly
CMBX NA A.6	A/P	1,889	62,000	8,773	5/11/63	200 bp —	(6,863)
Index						Monthly
CMBX NA A.6	A/P	5,714	87,000	12,311	5/11/63	200 bp —	(6,568)
Index						Monthly
CMBX NA A.6	A/P	6,818	138,000	19,527	5/11/63	200 bp —	(12,663)
Index						Monthly
CMBX NA A.6	A/P	4,549	145,000	20,518	5/11/63	200 bp —	(15,920)
Index						Monthly
CMBX NA A.7	A/P	1,714	34,000	2,526	1/17/47	200 bp —	(801)
Index						Monthly
CMBX NA BBB–.6	BB+/P	216	2,000	651	5/11/63	300 bp —	(434)
Index						Monthly
CMBX NA BBB–.6	BB+/P	4,019	37,000	12,044	5/11/63	300 bp —	(8,006)
Index						Monthly
JPMorgan Securities LLC
CMBX NA A.6	A/P	26,005	200,000	28,300	5/11/63	200 bp —	(2,229)
Index						Monthly
CMBX NA BB.6	BB–/P	22,651	44,000	22,700	5/11/63	500 bp —	(12)
Index						Monthly
CMBX NA BB.7	BB–/P	627,248	1,281,000	625,512	1/17/47	500 bp —	2,804
Index						Monthly
CMBX NA BBB–.6	BB+/P	639	2,000	651	5/11/63	300 bp —	(11)
Index						Monthly
Merrill Lynch International
CMBX NA BBB–.6	BB+/P	89	1,000	326	5/11/63	300 bp —	(236)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A.6	A/P	(223)	29,000	4,104	5/11/63	200 bp —	(4,316)
Index						Monthly
CMBX NA A.7	A/P	(6)	6,000	446	1/17/47	200 bp —	(450)
Index						Monthly
CMBX NA BB.6	BB–/P	9,332	38,000	19,604	5/11/63	500 bp —	(10,241)
Index						Monthly

36 Short Duration Bond Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.6	BB–/P	$18,481	$75,000	$38,693	5/11/63	500 bp —	$(20,149)
Index						Monthly
CMBX NA BBB–.6	BB+/P	729	11,000	3,581	5/11/63	300 bp —	(2,846)
Index						Monthly
Upfront premium received		822,267	Unrealized appreciation				2,804
Upfront premium (paid)		(1,024)	Unrealized (depreciation)				(483,873)
Total		$821,243	Total				$(481,069)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2020. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/20 (Unaudited)
	Upfront
	premium			Termi-	Payments
Swap counterparty/	received	Notional		nation	(paid)	Unrealized
Referenced debt*	(paid)**	amount	Value	date	by fund	appreciation
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(297)	$40,000	$2,972	1/17/47	(200 bp) —	$2,662
					Monthly
CMBX NA BB.9 Index	(11,148)	108,000	57,553	9/17/58	(500 bp) —	46,315
					Monthly
CMBX NA BBB–.6 Index	(9,679)	152,000	49,476	5/11/63	(300 bp) —	39,721
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(52,019)	282,000	137,701	1/17/47	(500 bp) —	85,446
					Monthly
CMBX NA BB.7 Index	(42,273)	257,000	125,493	1/17/47	(500 bp) —	83,006
					Monthly
CMBX NA BB.7 Index	(3,989)	226,000	116,593	5/11/63	(500 bp) —	112,416
					Monthly
CMBX NA BB.9 Index	(301)	3,000	1,599	9/17/58	(500 bp) —	1,295
					Monthly
CMBX NA BBB–.6 Index	(49,505)	418,000	136,059	5/11/63	(300 bp) —	86,345
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(4,910)	48,000	24,763	5/11/63	(500 bp) —	19,813
					Monthly
CMBX NA BB.7 Index	(4,086)	27,000	13,184	1/17/47	(500 bp) —	9,076
					Monthly
CMBX NA BB.7 Index	(15,401)	94,000	45,900	1/17/47	(500 bp) —	30,421
					Monthly
CMBX NA BB.7 Index	(5,685)	28,000	13,672	1/17/47	(500 bp) —	7,964
					Monthly

Short Duration Bond Fund 37

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments
Swap counterparty/	received	Notional		nation	(paid)	Unrealized
Referenced debt*	(paid)**	amount	Value	date	by fund	appreciation
Goldman Sachs International cont.
CMBX NA BBB–.7 Index	$(8,458)	$104,000	$25,449	1/17/47	(300 bp) —	$16,939
					Monthly
CMBX NA BBB–.7 Index	(135)	2,000	489	1/17/47	(300 bp) —	354
					Monthly
CMBX NA BBB–.7 Index	(69)	1,000	245	1/17/47	(300 bp) —	175
					Monthly
CMBX NA BBB–.7 Index	(68)	1,000	245	1/17/47	(300 bp) —	176
					Monthly
JPMorgan Securities LLC
CMBX NA BBB–.7 Index	(96,488)	411,000	100,572	1/17/47	(300 bp) —	3,879
					Monthly
Merrill Lynch International
CMBX NA BB.7 Index	(58,463)	337,000	164,557	1/17/47	(500 bp) —	105,814
					Monthly
CMBX NA BBB–.7 Index	(82)	1,000	245	1/17/47	(300 bp) —	162
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BB.7 Index	(24,622)	122,000	59,573	1/17/47	(500 bp) —	34,849
					Monthly
CMBX NA BB.7 Index	(15,619)	81,000	39,552	1/17/47	(500 bp) —	23,866
					Monthly
CMBX NA BB.7 Index	(15,083)	75,000	36,623	1/17/47	(500 bp) —	21,477
					Monthly
Upfront premium received	—	Unrealized appreciation				732,171
Upfront premium (paid)	(418,380)	Unrealized (depreciation)				—
Total	$(418,380)	Total				$732,171

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

38 Short Duration Bond Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$39,923,018	$—
Corporate bonds and notes	—	742,681,651	—
Mortgage-backed securities	—	424,621,131	—
U.S. treasury obligations	—	133,982	—
Short-term investments	219,456,343	19,534,022	—
Totals by level	$219,456,343	$1,226,893,804	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Interest rate swap contracts	$—	$(1,788,194)	$—
Credit default contracts	—	(151,761)	—
Totals by level	$—	$(1,939,955)	$—

The accompanying notes are an integral part of these financial statements.

Short Duration Bond Fund 39

Statement of assets and liabilities 4/30/20 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $1,249,173,076)	$1,227,123,804
Affiliated issuers (identified cost $219,226,343) (Note 5)	219,226,343
Interest and other receivables	8,320,935
Receivable for shares of the fund sold	20,581,816
Receivable for investments sold	84
Receivable for custodian fees (Note 2)	185
Unrealized appreciation on OTC swap contracts (Note 1)	734,975
Premium paid on OTC swap contracts (Note 1)	419,404
Total assets	1,476,407,546

LIABILITIES
Payable to custodian	21,590
Payable for investments purchased	12,979,480
Payable for shares of the fund repurchased	1,857,950
Payable for compensation of Manager (Note 2)	538,036
Payable for investor servicing fees (Note 2)	85,943
Payable for Trustee compensation and expenses (Note 2)	41,254
Payable for distribution fees (Note 2)	205,345
Payable for variation margin on centrally cleared swap contracts (Note 1)	181,680
Distributions payable to shareholders	58,713
Unrealized depreciation on OTC swap contracts (Note 1)	483,873
Premium received on OTC swap contracts (Note 1)	822,267
Collateral on certain derivative contracts, at value (Notes 1 and 8)	363,982
Other accrued expenses	17,634
Total liabilities	17,657,747

Net assets	$1,458,749,799

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,490,847,487
Total distributable earnings (Note 1)	(32,097,688)
Total — Representing net assets applicable to capital shares outstanding	$1,458,749,799

(Continued on next page)

40 Short Duration Bond Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($922,588,488 divided by 92,473,357 shares)	$9.98
Offering price per class A share (100/97.75 of $9.98)*	$10.21
Net asset value and offering price per class B share ($1,074,764 divided by 107,860 shares)**	$9.96
Net asset value and offering price per class C share ($25,527,496 divided by 2,565,477 shares)**	$9.95
Net asset value, offering price and redemption price per class R share
($1,014,003 divided by 101,139 shares)	$10.03
Net asset value, offering price and redemption price per class R6 share
($6,090,529 divided by 607,933 shares)	$10.02
Net asset value, offering price and redemption price per class Y share
($502,454,519 divided by 50,280,324 shares)	$9.99

* On single retail sales of less than $100,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Short Duration Bond Fund 41

Statement of operations Six months ended 4/30/20 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $1,497,462 from investments in affiliated issuers) (Note 5)	$18,874,373
Total investment income	18,874,373

EXPENSES
Compensation of Manager (Note 2)	2,344,792
Distribution fees (Note 2)	1,148,940
Other	8,102
Total expenses	3,501,834
Expense reduction (Note 2)	(1,495)
Net expenses	3,500,339

Net investment income	15,374,034

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(40,098)
Swap contracts (Note 1)	1,388,588
Total net realized gain	1,348,490
Change in net unrealized depreciation on:
Securities from unaffiliated issuers	(30,764,060)
Swap contracts	(761,044)
Total change in net unrealized depreciation	(31,525,104)

Net loss on investments	(30,176,614)

Net decrease in net assets resulting from operations	$(14,802,580)

The accompanying notes are an integral part of these financial statements.

42 Short Duration Bond Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 4/30/20*	Year ended 10/31/19
Operations
Net investment income	$15,374,034	$16,747,128
Net realized gain (loss) on investments	1,348,490	(1,001,868)
Change in net unrealized appreciation (depreciation)
of investments	(31,525,104)	10,963,627
Net increase (decrease) in net assets resulting
from operations	(14,802,580)	26,708,887
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(9,419,267)	(10,019,054)
Class B	(9,486)	(22,552)
Class C	(179,021)	(411,595)
Class M	(3,315)	(63,764)
Class R	(8,403)	(12,239)
Class R6	(61,227)	(58,853)
Class Y	(5,273,374)	(7,199,090)
From return of capital
Class A	—	(364,158)
Class B	—	(820)
Class C	—	(14,960)
Class M	—	(2,318)
Class R	—	(445)
Class R6	—	(2,139)
Class Y	—	(261,663)
Increase from capital share transactions (Note 4)	481,670,201	792,558,474
Total increase in net assets	451,913,528	800,833,711

NET ASSETS
Beginning of period	1,006,836,271	206,002,560
End of period	$1,458,749,799	$1,006,836,271

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Short Duration Bond Fund 43

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
April 30, 2020**	$10.15	.12	(.18)	(.06)	(.11)	—	(.11)	$9.98	(.55)*	$922,588	.31*	1.17*	8*
October 31, 2019	10.01	.28[a]	.19	.47	(.32)	(.01)	(.33)	10.15	4.78	612,829.62		2.75	18
October 31, 2018	10.15	.27[a]	(.09)	.18	(.32)	—	(.32)	10.01	1.80	105,367.65		2.67	386[d]
October 31, 2017	10.04	.24[a]	.11	.35	(.24)	—	(.24)	10.15	3.60	74,649.65		2.40	256[d]
October 31, 2016	10.07	.21[a]	(.08)	.13	(.16)	—	(.16)	10.04	1.29	90,313.62		2.11	129[d]
October 31, 2015	10.25	.13[a]	(.18)	(.05)	(.13)	—	(.13)	10.07	(.49)	113,553.66		1.28	105[d]
Class B
April 30, 2020**	$10.14	.11	(.19)	(.08)	(.10)	—	(.10)	$9.96	(.75)*	$1,075	.41*	1.07*	8*
October 31, 2019	10.00	.26[a]	.19	.45	(.30)	(.01)	(.31)	10.14	4.55	909.82		2.62	18
October 31, 2018	10.10	.25[a]	(.08)	.17	(.27)	—	(.27)	10.00	1.71	711.85		2.46	386[d]
October 31, 2017	10.00	.22[a]	.11	.33	(.23)	—	(.23)	10.10	3.34	1,212.85		2.19	256[d]
October 31, 2016	10.03	.19[a]	(.09)	.10	(.13)	—	(.13)	10.00	1.01	1,633.82		1.92	129[d]
October 31, 2015	10.20	.11[a]	(.17)	(.06)	(.11)	—	(.11)	10.03	(.64)	1,617.86		1.09	105[d]
Class C
April 30, 2020**	$10.12	.08	(.17)	(.09)	(.08)	—	(.08)	$9.95	(.93)*	$25,527	.68*	.79*	8*
October 31, 2019	9.98	.21[a]	.18	.39	(.24)	(.01)	(.25)	10.12	4.00	20,930	1.37	2.08	18
October 31, 2018	10.06	.19[a]	(.08)	.11	(.19)	—	(.19)	9.98	1.09	12,518	1.40	1.92	386[d]
October 31, 2017	9.95	.16[a]	.11	.27	(.16)	—	(.16)	10.06	2.71	15,086	1.40	1.64	256[d]
October 31, 2016	9.98	.13[a]	(.08)	.05	(.08)	—	(.08)	9.95	.53	19,601	1.37	1.37	129[d]
October 31, 2015	10.15	.05[a]	(.17)	(.12)	(.05)	—	(.05)	9.98	(1.20)	23,503	1.41	.53	105[d]
Class R
April 30, 2020**	$10.20	.11	(.18)	(.07)	(.10)	—	(.10)	$10.03	(.67)*	$1,014	.43*	1.02*	8*
October 31, 2019	10.06	.27[a]	.17	.44	(.29)	(.01)	(.30)	10.20	4.49	426.87		2.64	18
October 31, 2018	10.19	.24[a]	(.08)	.16	(.29)	—	(.29)	10.06	1.58	341.90		2.41	386[d]
October 31, 2017	10.09	.24[a]	.09	.33	(.23)	—	(.23)	10.19	3.36	482.90		2.33	256[d]
October 31, 2016	10.00	.19[a]	(.10)	.09	—	—	—	10.09	.90	286.87		1.98	129[d]
October 31, 2015	10.18	.11[a]	(.18)	(.07)	(.11)	—	(.11)	10.00	(.67)	37.91		1.06	105[d]
Class R6
April 30, 2020**	$10.19	.13	(.17)	(.04)	(.13)	—	(.13)	$10.02	(.42)*	$6,091	.18*	1.30*	8*
October 31, 2019	10.05	.29[a]	.20	.49	(.34)	(.01)	(.35)	10.19	5.01	4,326.37		2.87	18
October 31, 2018	10.21	.30[a]	(.09)	.21	(.37)	—	(.37)	10.05	2.08	635.40		2.94	386[d]
October 31, 2017	10.10	.27[a]	.11	.38	(.27)	—	(.27)	10.21	3.87	452.40		2.68	256[d]
October 31, 2016	10.13	.24[a]	(.09)	.15	(.18)	—	(.18)	10.10	1.55	530.37		2.38	129[d]
October 31, 2015	10.31	.16[a]	(.18)	(.02)	(.16)	—	(.16)	10.13	(.22)	525.41		1.54	105[d]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44 Short Duration Bond Fund	Short Duration Bond Fund 45

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class Y
April 30, 2020**	$10.16	.13	(.17)	(.04)	(.13)	—	(.13)	$9.99	(.42)*	$502,455	.18*	1.30*	8*
October 31, 2019	10.02	.30[a]	.19	.49	(.34)	(.01)	(.35)	10.16	5.03	365,277.37		3.01	18
October 31, 2018	10.19	.30[a]	(.10)	.20	(.37)	—	(.37)	10.02	1.99	84,601.40		2.95	386[d]
October 31, 2017	10.08	.27[a]	.11	.38	(.27)	—	(.27)	10.19	3.88	70,567.40		2.71	256[d]
October 31, 2016	10.11	.24[a]	(.09)	.15	(.18)	—	(.18)	10.08	1.55	64,053.37		2.39	129[d]
October 31, 2015	10.29	.16[a]	(.18)	(.02)	(.16)	—	(.16)	10.11	(.22)	100,119.41		1.54	105[d]

Before June 1, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before that date.

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

46 Short Duration Bond Fund	Short Duration Bond Fund 47

Notes to financial statements 4/30/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2019 through April 30, 2020.

Putnam Short Duration Bond Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital. The fund invests in a diversified portfolio of fixed income securities. The fund’s investments may include corporate credit, including investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans and structured credit; sovereign debt, including obligations of governments in developed and emerging markets; and securitized assets, including asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations. Under normal circumstances, the fund will invest at least 80% of its net assets in bonds (bonds include any debt instrument, and may be represented by other investment instruments, including derivatives). This policy may be changed only after 60 days’ notice to shareholders. The fund normally maintains an effective duration of three years or less. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes. The fund may invest in securities that are purchased in private placements, which may be illiquid because they are subject to restrictions on resale.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 2.25%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end sales charge of 0.75% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

48 Short Duration Bond Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source.

The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Short Duration Bond Fund 49

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, for hedging market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books.

50 Short Duration Bond Fund

Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $742,674 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $747,871 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Short Duration Bond Fund 51

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$9,746,113	$1,183,822	$10,929,935

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $1,467,339,328, resulting in gross unrealized appreciation and depreciation of $19,755,727 and $42,684,863, respectively, or net unrealized depreciation of $22,929,136.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

52 Short Duration Bond Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.37% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofA U.S. Treasury Bill Index plus 1.00% over the thirty-six month period then ended (the performance period). The maximum annualized performance adjustment rate is +/- 0.04%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For periods beginning on June 1, 2018 through November 30, 2019, the base fee will only be adjusted downward by the amount computed by applying the performance adjustment rate to the average net assets of the fund. If the result of the computation is positive, the fund will only pay the base fee. The performance fee will be terminated effective November 30, 2019, and the fund’s management fee will be equal to 0.37% of the monthly average of the fund’s net asset value.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.184% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Short Duration Bond Fund 53

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,495 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,108, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,027,435
Class B	1.00%	0.45%	2,043
Class C	1.00%	1.00%	116,925
Class M*	1.00%	0.30%	456
Class R	1.00%	0.50%	2,081
Total			$1,148,940

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of no monies and $1 from the sale of class A and class M shares, respectively, and received $240 and $134 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

54 Short Duration Bond Fund

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $671 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$541,576,833	$83,349,976
U.S. government securities (Long-term)	—	—
Total	$541,576,833	$83,349,976

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	58,466,773	$592,231,939	70,559,796	$711,823,473
Shares issued in connection with
reinvestment of distributions	916,154	9,224,132	994,269	10,029,430
	59,382,927	601,456,071	71,554,065	721,852,903
Shares repurchased	(27,298,465)	(272,478,066)	(21,692,923)	(219,283,116)
Net increase	32,084,462	$328,978,005	49,861,142	$502,569,787

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	44,163	$445,153	69,781	$704,667
Shares issued in connection with
reinvestment of distributions	790	7,932	1,849	18,581
	44,953	453,085	71,630	723,248
Shares repurchased	(26,780)	(268,362)	(53,064)	(534,981)
Net increase	18,173	$184,723	18,566	$188,267

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	985,253	$9,938,103	1,477,958	$14,836,905
Shares issued in connection with
reinvestment of distributions	17,154	172,234	40,155	402,934
	1,002,407	10,110,337	1,518,113	15,239,839
Shares repurchased	(504,895)	(5,045,713)	(704,077)	(7,075,399)
Net increase	497,512	$5,064,624	814,036	$8,164,440

Short Duration Bond Fund 55

	SIX MONTHS ENDED 4/30/20*		YEAR ENDED 10/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	17	$179	44,842	$450,242
Shares issued in connection with
reinvestment of distributions	—	—	6,598	66,082
	17	179	51,440	516,324
Shares repurchased	(211,390)	(2,137,154)	(23,411)	(236,067)
Net increase (decrease)	(211,373)	$(2,136,975)	28,029	$280,257

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	70,968	$723,142	26,570	$267,327
Shares issued in connection with
reinvestment of distributions	658	6,653	764	7,725
	71,626	729,795	27,334	275,052
Shares repurchased	(12,228)	(125,029)	(19,472)	(197,549)
Net increase	59,398	$604,766	7,862	$77,503

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	291,476	$2,951,797	457,674	$4,658,613
Shares issued in connection with
reinvestment of distributions	6,049	61,227	6,039	60,992
	297,525	3,013,024	463,713	4,719,605
Shares repurchased	(114,090)	(1,147,987)	(102,380)	(1,041,828)
Net increase	183,435	$1,865,037	361,333	$3,677,777

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	34,080,604	$343,952,273	40,193,276	$405,731,016
Shares issued in connection with
reinvestment of distributions	520,760	5,249,942	737,492	7,448,098
	34,601,364	349,202,215	40,930,768	413,179,114
Shares repurchased	(20,257,209)	(202,092,194)	(13,434,093)	(135,578,671)
Net increase	14,344,155	$147,110,021	27,496,675	$277,600,443

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

56 Short Duration Bond Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/19	cost	proceeds	income	of 4/30/20
Short-term investments
Putnam Short Term
Investment Fund*	$165,612,052	$458,663,757	$405,049,466	$1,497,462	$219,226,343
Total Short-term
investments	$165,612,052	$458,663,757	$405,049,466	$1,497,462	$219,226,343

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Centrally cleared interest rate swap contracts (notional)	$667,200,000
OTC credit default contracts (notional)	$8,500,000

Short Duration Bond Fund 57

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$1,150,551	Payables	$1,302,312
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	1,324,525*	Unrealized depreciation	3,112,719*
Total		$2,475,076		$4,415,031

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$(521,755)	$(521,755)
Interest rate contracts	1,910,343	$1,910,343
Total	$1,388,588	$1,388,588

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$334,725	$334,725
Interest rate contracts	(1,095,769)	$(1,095,769)
Total	$(761,044)	$(761,044)

58 Short Duration Bond Fund

This page left blank intentionally.

Short Duration Bond Fund 59

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Capital, Inc. (clearing broker)	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$—
OTC Credit default contracts - protection sold*#	—	—	—	—	—	—	—	—	—
OTC Credit default contracts - protection purchased*#	—	—	109,822	516,595	123,730	100,367	164,521	135,516	1,150,551
Total Assets	$—	$—	$109,822	$516,595	$123,730	$100,367	$164,521	$135,516	$1,150,551
Liabilities:
Centrally cleared interest rate swap contracts§	—	181,680	—	—	—	—	—	—	181,680
OTC Credit default contracts - protection sold*#	167,050	—	70,988	242,786	78,857	675,991	325	66,315	1,302,312
OTC Credit default contracts - protection purchased*#	—	—	—	—	—	—	—	—	—
Total Liabilities	$167,050	$181,680	$70,988	$242,786	$78,857	$675,991	$325	$66,315	$1,483,992
Total Financial and Derivative Net Assets	$(167,050)	$(181,680)	$38,834	$273,809	$44,873	$(575,624)	$164,196	$69,201	$(333,441)
Total collateral received (pledged)†##	$(167,050)	$—	$—	$230,000	$—	$(573,890)	$133,982	$—
Net amount	$—	$(181,680)	$38,834	$43,809	$44,873	$(1,734)	$30,214	$69,201
Controlled collateral received (including TBA commitments)**	$—	$—	$—	$230,000	$—	$—	$133,982	$—	$363,982
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$(173,981)	$—	$—	$—	$—	$(573,890)	$—	$—	$(747,871)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $3,536,015.

60 Short Duration Bond Fund	Short Duration Bond Fund 61

Note 9: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements

Note 10: Change in independent accountants

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant.

62 Short Duration Bond Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Diversified Income Trust
Equity Spectrum Fund	Floating Rate Income Fund
Focused Equity Fund	Global Income Trust
Global Equity Fund	Government Money Market Fund*
International Capital Opportunities Fund	High Yield Fund
International Equity Fund	Income Fund
Multi-Cap Core Fund	Money Market Fund†
Research Fund	Mortgage Opportunities Fund
Mortgage Securities Fund
Global Sector	Short Duration Bond Fund
Global Health Care Fund	Ultra Short Duration Income Fund
Global Technology Fund
Tax-free Income
Growth	AMT-Free Municipal Fund
Growth Opportunities Fund	Intermediate-Term Municipal Income Fund
Small Cap Growth Fund	Short-Term Municipal Income Fund
Sustainable Future Fund	Tax Exempt Income Fund
Sustainable Leaders Fund	Tax-Free High Yield Fund

Value	State tax-free income funds‡:
Equity Income Fund	California, Massachusetts, Minnesota,
International Value Fund	New Jersey, New York, Ohio, and Pennsylvania.
Small Cap Value Fund

Short Duration Bond Fund 63

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
RetirementReady® Maturity Fund

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

64 Short Duration Bond Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Short Duration Bond Fund 65

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

66 Short Duration Bond Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
The Putnam Advisory Company, LLC	Manoj P. Singh	Compliance Officer
100 Federal Street	Mona K. Sutphen
Boston, MA 02110		Susan G. Malloy
	Officers	Vice President and
Marketing Services	Robert L. Reynolds	Assistant Treasurer
Putnam Retail Management	President
100 Federal Street		Denere P. Poulack
Boston, MA 02110	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Custodian	Chief Legal Officer
State Street Bank		Janet C. Smith
and Trust Company	James F. Clark	Vice President,
	Vice President, Chief Compliance	Principal Financial Officer,
Legal Counsel	Officer, and Chief Risk Officer	Principal Accounting Officer,
Ropes & Gray LLP		and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

Short Duration Bond Fund 67

This report is for the information of shareholders of Putnam Short Duration Bond Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

68 Short Duration Bond Fund

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

HOW WOULD YOU LIKE TO RECEIVE REPORTS LIKE THIS?

Go green with paperless delivery

1. Log in to your account at putnam.com
2. Under account preferences, select "mailing and paperless options"

Continue with paper reports by mail

Call Putnam at 1-800-225-1581.

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

SA104 321388 6/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4) Change in registrant's independent public accountant.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 24, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 24, 2020